PIONEER
                                     -------
                                     EQUITY
                                     INCOME
                                      FUND

                                   Semiannual
                                     Report
                                    4/30/02

                             [LOGO] PIONEER
                                    Investments(R)

T a b l e  o f  C o n t e n t s
---------------------------------------------------------------------------
Letter from the President                                            1

Portfolio Summary                                                    2

Performance Update                                                   3

Portfolio Management Discussion                                      7

Schedule of Investments                                             11

Financial Statements                                                21

Notes to Financial Statements                                       25

Trustees, Officers and Service Providers                            29

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 4/30/02
-------------------------------------------------------------------------------

D e a r  S h a r e o w n e r s ,
-------------------------------------------------------------------------------

The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11 and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Planning is never out of season
Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several taxcutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/02
-------------------------------------------------------------------------------

P o r t f o l i o  D i v e r s i f i c a t i o n
-------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks           93.8%
U.S. Convertible Securities   5.7%
Short-Term Cash Equivalents   0.5%

S e c t o r  D i s t r i b u t i o n
-------------------------------------------------------------------------------
(As a percentage of total investment in securities)

[CHART]

Financials                         20.4%
Utilities                          17.5%
Industrials                        12.5%
Consumer Discretionary             11.8%
Energy                             11.3%
Health Care                         8.9%
Telecommunications Services         8.6%
Consumer Staples                    4.8%
Materials                           3.7%
Information Technology              0.5%

1 0  L a r g e s t  H o l d i n g s
-------------------------------------------------------------------------------
(As a percentage of total investment in securities)
1. ChevronTexaco Corp.       4.53%   6. Constellation Energy Group     2.61%
2. Exxon Mobil Corp.         3.28    7. Abbott Laboratories            2.48
3. Fifth Third Bancorp       2.92    8. Verizon Communications, Inc.   2.33
4. Paccar, Inc.              2.86    9. Electronic Data Systems Corp.  2.29
5. SBC Communications, Inc.  2.78   10. Duke Energy Corp.              2.26

Fund holdings will vary for other periods.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/02                                       CLASS A SHARES
-------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/02      10/31/01
                           $25.62       $24.28

Distributions per Share    Income       Short-Term       Long-Term
(10/31/01-4/30/02)         Dividends    Capital Gains    Capital Gains
                           $0.2013          -                -

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.

-----------------------------------
Average Annual Total Returns
(As of April 30, 2002)
         Net Asset  Public Offering
Period     Value         Price*
10 Years   12.29%        11.63%
5 Years    10.00          8.71
1 Year     -4.66        -10.15

-----------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

-----------------------------------------------------------------
                        Growth of $10,000
-----------------------------------------------------------------
            Pioneer Equity    Standard & Poor's    Russell 1000
  Date       Income Fund*        500 Index         Value Index
4/30/92        $ 9,425            $10,000             $10,000
               $10,137            $10,248             $10,181
               $12,237            $11,772             $12,740
10/31/94       $12,248            $12,230             $12,836
               $14,638            $15,455             $16,008
               $16,911            $19,165             $19,808
               $22,051            $25,320             $26,381
10/31/98       $26,173            $30,887             $30,295
               $29,120            $38,802             $35,303
               $31,130            $41,156             $37,251
               $28,263            $30,921             $32,832
4/30/02        $30,056            $31,636             $35,744

          The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

          Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/02                                        CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                 4/30/02    10/31/01
                          $25.46     $24.14

Distributions per Share   Income     Short-Term      Long-Term
(10/31/01-4/30/02)        Dividends  Capital Gains   Capital Gains
                          $0.1007        -              -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.

-----------------------------------
Average Annual Total Returns
(As of April 30, 2002)
                If         If
Period         Held    Redeemed*
Life-of-Class
(4/4/94)       11.77%     11.77%
5 Years         9.15       9.01
1 Year         -5.41      -9.16
-----------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

-----------------------------------------------------------------
                       Growth of $10,000
-----------------------------------------------------------------
            Pioneer Equity   Standard & Poor's     Russell 1000
  Date       Income Fund*        500 Index         Value Index
4/30/94        $10,000            $10,000             $10,000
               $10,242            $10,632             $10,268
               $12,151            $13,435             $12,805
10/31/96       $13,938            $16,661             $15,844
               $18,028            $22,011             $21,101
               $21,243            $26,851             $24,232
10/31/99       $23,459            $33,732             $28,238
               $24,875            $35,778             $29,796
               $22,413            $26,881             $26,261
4/30/02        $23,731            $27,502             $28,591
-----------------------------------------------------------------

[dagger] Index comparison begins on 4/30/94. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

          Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/02                                        CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/02         10/31/01
                           $25.39          $24.08

Distributions per Share    Income          Short-Term      Long-Term
(10/31/01-4/30/02)         Dividends       Capital Gains   Capital Gains
                           $0.1012             -               -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.

----------------------------------------------
Average Annual Total Returns
(As of April 30, 2002)
              Net Asset      Public Offering
Period          Value         Price/CDSC*
Life-of-Class
(1/31/96)       9.73%            9.56%
5 Years         9.08             8.86
1 Year         -5.50            -6.43
----------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

----------------------------------------------------------------
                          Growth of $10,000
----------------------------------------------------------------
            Pioneer Equity    Standard & Poor's    Russell 1000
  Date       Income Fund*         500 Index        Value Index
1/31/96        $ 9,900            $10,000            $10,000
10/31/96       $10,427            $11,274            $11,142
               $13,484            $14,894            $14,839
10/31/98       $15,884            $18,169            $17,040
               $17,529            $22,825            $19,857
10/31/00       $18,571            $24,210            $20,953
               $16,711            $18,189            $18,467
4/30/02        $17,689            $18,610            $20,105
----------------------------------------------------------------

          The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

          Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/02                                        CLASS Y SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset
Value per Share            4/30/02    10/31/01
                           $25.66     $24.33

Distributions per Share    Income     Short-Term     Long-Term
(10/31/01-4/30/02)         Dividends  Capital Gains  Capital Gains
                           $0.2594         -              -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.

-------------------------------------
Average Annual Total Returns
(As of April 30, 2002)
                 If          If
Period          Held     Redeemed*
Life-of-Class
(7/2/98)        3.60%      3.60%
1 Year         -4.25      -4.25
-------------------------------------

*   Assumes reinvestment of distributions.

-----------------------------------------------------------------
                       Growth of $10,000
-----------------------------------------------------------------
            Pioneer Equity    Standard & Poor's    Russell 1000
  Date       Income Fund*         500 Index        Value Index
7/31/98        $10,000            $10,000            $10,000
10/31/98       $10,167            $ 9,844            $ 9,698
               $11,354            $12,367            $11,301
10/31/00       $12,187            $13,117            $11,925
               $11,103            $ 9,855            $10,510
4/30/02        $11,828            $10,083            $11,443

[dagger]  Index comparison begins 7/31/98. The Standard & Poor's (S&P) 500
          Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

          Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/02
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey gives an overview of the market environment and Pioneer Equity Income Fund's performance over the past six months.

Q:   What were the significant factors affecting Fund performance?

A: Stock prices moved moderately higher in the six months ended April 30, 2002. A consensus appeared to emerge that the economy was recovering, though investors remained concerned about poor earnings reports from many companies. In the absence of strong confirmation of economic improvement, investors seemed subject to sharp changes in mood. As measured by the Standard & Poor's 500, the stock market rose through early December, fell in mid-December, rose again through early January, retreated sharply through mid-February, rocketed upward again until mid- March, then plummeted yet again through the end of April. At the conclusion of that rather dizzying roller-coaster ride, the S&P 500 showed a 2.31% increase for the six-month period. Class A shares of Pioneer Equity Income Fund did better, with a 6.34% gain, at net asset value.

     Our emphasis on solid companies with good records of dividend payments seemed once more to help our results during the period. The very low weighting the Fund had in the difficult technology sector also continued to help us. Throughout the business downturn of the last couple of years, we have placed great emphasis on the "financial survivability" of companies in the portfolio. That is, we have paid special attention to the strength of balance sheets, the quality of earnings and soundness of accounting principles, and the durability of each company's franchise or industry position. Some companies in the portfolio have weathered the economic storms better than others. Of course, we have also had our share of disappointing earnings results from our portfolio holdings. On the whole, however, we have made it through the recession without any bankruptcies and with significantly better investment results than a more aggressive type of strategy might have produced.

Q: How do you analyze the quality of financial disclosure when you evaluate companies?

A: In the wake of the Enron debacle, accounting has become a hot topic. It is something of a mystery to us that accounting should ever not have been

Pioneer Equity Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/02 (continued)
--------------------------------------------------------------------------------

     an important topic. After all, accounting is the language of business. The reliability of a company's reported numbers and the consistency of the basis of reporting from one accounting period to the next are keys to investor confidence. The whole discipline of securities analysis hinges on the availability of accurate figures. With the figures, the analyst can compute the various financial ratios that bear on the valuation of the company's stock. Without the figures, the analyst simply has no idea. What can provide you with the confidence that you have good numbers to work with? Generally, it's the experience with a company and its management over a long period: there's no substitute for familiarity and understanding. At Pioneer we have a staff of analysts who have been following our portfolio companies for many years and are trained to look for inconsistencies and signs of trouble. An example of the telltale signs of impending difficulties is extraordinary write-offs that appear not to be so extraordinary - that is, advance charge offs of future operating expenses so that future earnings will look better. Also, accounting changes that have the effect of enhancing earnings may be suspect. Lots of "off-balance-sheet" accounts may likewise give the analyst pause.

     The risk now is that the investment community may go overboard in its quest for accounting purity. Accounting is something of an art rather than a strict science, and companies may quite legitimately choose different ways of accounting for their businesses. In fact, an inflexible management that did not use the range of financial strategies available to it might be faulted as much as a management playing fast and loose with every rule. Both types of managements can easily run their companies right into the ground. The question, then, is the appropriateness of financial policies for the company, in the context of its industry and its competition and within the framework of our local, state and Federal laws and regulations. Over 74 years of investing, we have usually found it prudent to err on the side of caution and to focus on those companies our analysis shows are acting both responsibly and intelligently.

Q:   What recent changes have you made in the portfolio?

A: Over the past six months we have made quite a number of changes in the portfolio. Shareowners may remember our sale last year of the majority of

Pioneer Equity Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the publicly-traded limited partnerships we held in the portfolio, which represented primarily investments in the oil and gas industries. To replace the high current income formerly provided to our portfolio by those investments, we have recently expanded our holdings in convertible securities, both debentures and preferreds. We have also found convertibles interesting as a way to position the Fund in some "turn around" situations in technology and other cyclical areas and "be paid while we wait" with the income streams thrown off by the convertibles we chose. Shareholders will see new positions in convertible securities of the technology companies Veeco Instruments, Lucent Technologies, Electronic Data Systems, and Corning, as well as of Ford Motor and Gap in the consumer-discretionary sector.

     Other new names in the portfolio include Emerson Electric, Sears Roebuck, and SunTrust Banks. Those entries reflect a continuation of our theme of emphasizing economically sensitive companies with strong financial characteristics, companies positioned both to weather the present storms and to race ahead when the clouds clear. Another addition is MeadWestvaco. We had previously owned Mead, a prominent paper manufacturer, and retained shares in the company after its merger with Westvaco.

     Judging that earnings risks outweighed nearer-term appreciation potential, we decided at least for now to move to the sidelines with respect to International Business Machines, Hewlett-Packard, and Texas Instruments. We liquidated our holdings in those companies.

Q:   Can you share with us your outlook for the rest of the year?

A: After years of good results for the stock market, the market has undergone a correction over the past couple of years. The galaxy of stocks looks considerably different than it did in 1999 and early 2000, at the peak of the bull market. Truly, as the Biblical adage goes, many have risen, and many, too, have fallen. We do think now, though, that the market may be poised to do better over the next couple of years if the economy does continue to improve. At the end of the day, it does seem to us that investors pay attention to the reported earnings of companies, and

Pioneer Equity Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/02    (continued)
--------------------------------------------------------------------------------

     earnings really do have to increase for the market to go up. We are impressed with the prospects for earnings at our portfolio companies and think that we hold shares of many companies that could do quite well in the months and years ahead. In the meantime, our concentration on dividend-paying companies appears to be protecting the portfolio against some of the sharp volatility in the market. Thank you for your continued support.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)
-------------------------------------------------------------------------------

Shares                                                                    Value
              CONVERTIBLE PREFERRED STOCKS - 5.1%
              Commercial Services & Supplies - 2.3%
              Data Processing Services - 2.3%
  370,000     Electronic Data Corp., 7.625%, 8/17/04              $  17,806,250
                                                                  -------------
              Total Commercial Services & Supplies                $  17,806,250
                                                                  -------------
              Transportation - 1.3%
              Railroads - 1.3%
  207,700     Union Pacific Cap Trust, 6.25%, 4/1/28              $  10,021,525
                                                                  -------------
              Total Transportation                                $  10,021,525
                                                                  -------------
              Automobiles & Components - 0.6%
              Automobile Manufacturers - 0.6%
   10,000     General Motors Corp. Series B, 5.25%, 3/6/32        $     286,250

   75,000     Ford Cap Trust, 6.5%, 1/15/32                           4,200,000
                                                                  -------------
                                                                  $   4,486,250
                                                                  -------------
              Total Automobiles & Components                      $   4,486,250
                                                                  -------------
              Media - 0.7%
              Broadcasting & Cable TV - 0.7%
  123,000     Cox Communication Inc., 7.0%, 8/16/02               $   5,781,000
                                                                  -------------
              Total Media                                         $   5,781,000
                                                                  -------------
              Technology Hardware & Development - 0.2%
              Telecommunications Equipment - 0.2%
    2,000     Lucent Technologies CAP, 7.75%, 3/15/17 (144A)      $   1,883,000
                                                                  -------------
              Total Technology Hardware & Development             $   1,883,000
                                                                  -------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $39,603,003)                                  $  39,978,025
                                                                  -------------
Principal
Amount

              CONVERTIBLE CORPORATE BONDS - 0.6%
              Capital Goods - 0.2%
              Industrial Conglomerates - 0.2%
1,880,000     Corning Inc., 3.5%, 11/1/08                         $   1,746,050
                                                                  -------------
              Total Capital Goods                                 $   1,746,050
                                                                  -------------
              Retailing - 0.1%
              Department Stores - 0.1%
  800,000     Gap, Inc., 5.75%, 3/15/09 (144A)                    $     893,000
                                                                  -------------
              Total Retailing                                     $     893,000
                                                                  -------------
              Technology Hardware & Development - 0.3%
              Computer Hardware - 0.3%

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)   (continued)
-------------------------------------------------------------------------------

Principal
Amount
              Technology Hardware & Development (cont'd)
1,920,000     Veeco Instruments, 4.125%, 12/21/08  (144A)        $    1,946,400
                                                                 --------------
              Total Technology Hardware & Development            $    1,946,400
                                                                 --------------
              TOTAL CONVERTIBLE CORPORATE BONDS
              (Cost $4,781,298)                                  $    4,585,450
                                                                 --------------
Shares
              COMMON STOCKS - 93.8%
              Energy - 11.3%
              Integrated Oil & Gas - 11.3%
  405,700     Chevron Texaco Corp.                               $   35,178,247
  553,305     Conoco, Inc.                                           15,520,205
  633,878     Exxon Mobil Corp.                                      25,462,879
  200,000     Phillips Petroleum Co.                                 11,962,000
                                                                 --------------
                                                                 $   88,123,331
                                                                 --------------
              Total Energy                                       $   88,123,331
                                                                 --------------
              Materials - 3.7%
              Commodity Chemicals - 1.6%
  100,000     Air Products & Chemicals, Inc.                     $    4,805,000
  100,000     Dow Chemical Co.                                        3,180,000
  105,232     E.I. du Pont de Nemours and Co.                         4,682,824
                                                                 --------------
                                                                 $   12,667,824
                                                                 --------------
              Diversified Chemicals - 0.7%
  100,000     PPG Industries, Inc.                               $    5,231,000
                                                                 --------------
              Paper Products - 0.4%
  100,000     Meadwestvaco Corp                                  $    2,936,000
                                                                 --------------
              Steel - 1.0%
  523,405     Roanoke Electric Steel Corp.                       $    7,939,530
                                                                 --------------
              Total Materials                                    $   28,774,354
                                                                 --------------
              Capital Goods - 7.6%
              Aerospace & Defense - 1.0%
  100,000     Boeing Co.                                         $    4,460,000
   38,700     General Dynamics Corp.                                  3,757,383
                                                                 --------------
                                                                 $    8,217,383
                                                                 --------------
              Electrical Components & Equipment - 0.9%
  130,000     Emerson Electric Co.                               $    6,940,700
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                  Value
             Industrial Conglomerates - 3.1%
 112,550     Diebold, Inc.                                       $  4,256,641
  40,000     Illinois Tool Works, Inc.                              2,884,000
 117,800     Johnson Controls, Inc.                                10,160,250
  30,000     3M Co.                                                 3,774,000
  50,000     United Technologies Corp.                              3,508,500
                                                                 ------------
                                                                 $ 24,583,391
                                                                 ------------
             Industrial Machinery - 2.6%
 505,957     Gorman-Rupp Co.(+)                                  $ 13,559,648
  50,000     Ingersoll-Rand Co.                                     2,497,500
 150,000     The Timken Co.                                         3,997,500
                                                                 ------------
                                                                 $ 20,054,648
                                                                 ------------
             Total Capital Goods                                 $ 59,796,122
                                                                 ------------
             Transportation - 1.0%
             Railroads - 1.0%
 105,000     Burlington Northern, Inc.                           $  2,886,450
 143,600     Norfolk Southern Corp.                                 3,077,348
  62,500     Philadelphia Suburban Corp.                            1,506,250
                                                                 ------------
                                                                 $  7,470,048
                                                                 ------------
             Total Transportation                                $  7,470,048
                                                                 ------------
             Automobiles & Components - 5.5%
             Automobile Manufacturers - 5.5%
 510,803     Ford Motor Corp.                                    $  8,172,848
 200,000     General Motors Corp.                                  12,830,000
 310,500     Paccar, Inc.                                          22,191,435
                                                                 ------------
                                                                 $ 43,194,283
                                                                 ------------
             Total Automobiles & Components                      $ 43,194,283
                                                                 ------------
             Consumer Durables & Apparel - 0.5%
             Photographic Products - 0.5%
 112,000     Eastman Kodak Co.                                   $  3,607,520
                                                                 ------------
             Total Consumer Durables & Apparel                   $  3,607,520
                                                                 ------------
             Media - 3.8%
             Advertising - 0.5%
 117,800     The Interpublic Group of Companies, Inc.            $  3,637,664
                                                                 ------------
             Movies & Entertainment - 1.6%
 531,200     Cedar Fair, L.P.                                    $ 12,350,400
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/02 (unaudited) (continued)
-------------------------------------------------------------------------------

Shares                                                                    Value
             Publishing & Printing - 1.7%
 160,000     McGraw-Hill Co., Inc.                                $  10,238,400
  70,000     Tribune Co.                                              3,091,900
                                                                  -------------
                                                                  $  13,330,300
                                                                  -------------
             Total Media                                          $  29,318,364
                                                                  -------------
             Retailing - 0.5%
             Department Stores - 0.2%
  41,000     May Department Stores Co.                            $   1,421,880
                                                                  -------------
             General Merchandise Stores - 0.2%
  50,000     Sears, Roebuck and Co.                               $   2,637,500
                                                                  -------------
             Total Retailing                                      $   4,059,380
                                                                  -------------
             Food & Drug Retailing - 2.7%
             Food Retail - 2.7%
 130,000     Campbell Soup Co.                                    $   3,589,300
 106,000     General Mills, Inc.                                      4,669,300
 216,250     H.J. Heinz Co., Inc.                                     9,080,338
 184,000     Sara Lee Corp.                                           3,897,120
                                                                  -------------
                                                                  $  21,236,058
                                                                  -------------
             Total Food & Drug Retailing                          $  21,236,058
                                                                  -------------
             Food Beverage & Tobacco - 1.6%
             Soft Drinks - 1.6%
 236,300     PepsiCo, Inc.                                        $  12,263,970
                                                                  -------------
             Total Food Beverage & Tobacco                        $  12,263,970
                                                                  -------------
             Household & Personal Products - 0.4%
             Household Products - 0.4%
  66,000     Colgate-Palmolive Co.                                $   3,498,660
                                                                  -------------
             Total Household & Personal Products                  $   3,498,660
                                                                  -------------
             Health Care Equipment & Supplies - 5.3%
             Health Care Distributors & Services - 4.9%
 356,600     Abbott Laboratories                                  $  19,238,570
 200,000     Bristol-Myers Squibb Co.                                 5,760,000
 210,000     Johnson & Johnson                                       13,410,600
                                                                  -------------
                                                                  $  38,409,170
                                                                  -------------
             Health Care Equipment - 0.4%
  88,000     Becton, Dickinson & Co.                              $   3,270,960
                                                                  -------------
             Total Health Care Equipment & Supplies               $  41,680,130
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                    Value
              Pharmaceuticals & Biotechnology - 3.6%
              Pharmaceuticals - 3.6%
  50,000      Eli Lilly & Co.                                     $   3,302,500
 190,400      Merck & Co., Inc.                                      10,346,336
 531,600      Schering-Plough Corp.                                  14,512,680
                                                                  -------------
                                                                  $  28,161,516
                                                                  -------------
              Total Pharmaceuticals & Biotechnology               $  28,161,516
                                                                  -------------
              Banks - 9.9%
 330,836      Fifth Third Bancorp                                 $  22,692,041
 250,000      First Tennessee National Corp.                          9,665,000
 266,600      Mellon Bank Corp.                                      10,066,816
 264,000      National City Corp.                                     8,236,800
 329,400      SouthTrust Corp.                                        8,788,392
  40,000      SunTrust Banks, Inc.                                    2,719,200
 100,000      Washington Mutual, Inc.                                 3,773,000
 215,662      Wells Fargo & Co.                                      11,031,111
                                                                  -------------
                                                                  $  76,972,360
                                                                  -------------
              Total Banks                                         $  76,972,360
                                                                  -------------
              Diversified Financials - 5.8 %
              Diversified Financial Services - 5.8 %
 175,000      A.G. Edwards, Inc.                                  $   7,161,000
 232,600      Alliance Capital Management L.P.                       10,701,926
 208,000      Eaton Vance Corp.                                       7,598,240
 130,000      Merrill Lynch & Co., Inc.                               5,452,200
 402,000      T. Rowe Price Associates, Inc.                         14,098,140
                                                                  -------------
                                                                  $  45,011,506
                                                                  -------------
              Total Diversified Financials                        $  45,011,506
                                                                  -------------
              Insurance - 3.8%
              Property & Casualty Insurance - 3.8%
 170,100      Chubb Corp.                                         $  13,046,670
 150,000      Safeco Corp.                                            5,010,000
 227,800      St. Paul Companies, Inc.                               11,346,718
                                                                  -------------
                                                                  $  29,403,388
                                                                  -------------
              Total Insurance                                     $  29,403,388
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/02 (unaudited) (continued)
-------------------------------------------------------------------------------

Shares                                                                    Value
              Real Estate - 0.9%
              Real Estate Investment Trusts - 0.9%
  250,000     Equity Office Properties Trust                      $   7,157,500
                                                                  -------------
              Total Real Estate                                   $   7,157,500
                                                                  -------------
              Telecommunication Services - 8.5%
              Integrated Telecommunication Services - 8.5%
  184,585     Alltel Corp.                                        $   9,136,958
  396,400     BellSouth Corp.                                        12,030,740
  694,669     SBC Communications, Inc.                               21,576,419
  372,000     Sprint Corp.                                            5,896,200
  451,354     Verizon Communications, Inc.                           18,103,809
                                                                  -------------
                                                                  $  66,744,126
                                                                  -------------
              Total Telecommunication Services                    $  66,744,126
                                                                  -------------
              Utilities - 17.4%
              Electric Utilities - 11.0%
  235,400     American Electric Power Co., Inc.                   $  10,781,320
  296,200     Allegheny Energy, Inc.                                 12,416,704
  636,500     Constellation Energy Group                             20,317,080
  372,350     DPL, Inc.                                               9,688,547
  458,000     Duke Energy Corp.                                      17,555,140
  384,400     Great Plains Energy, Inc.                               9,029,556
  140,000     NSTAR                                                   6,412,000
                                                                  -------------
                                                                  $  86,200,347
                                                                  -------------
              Gas Utilities - 5.3%
  454,700     KeySpan Energy Corp.                                $  16,050,910
  191,200     NICOR, Inc.                                             8,944,336
  446,600     Questar Corp.                                          12,460,140
  147,933     Vectren Corp.                                           3,689,449
                                                                  -------------
                                                                  $  41,144,835
                                                                  -------------
              Multi-Utilities - 0.3%
  100,000     Consol Energy Inc.                                  $   2,299,000
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                                Value
                    Water Utilities - 0.8%
  150,400           American Water Works Co., Inc.                             $  6,572,480
                                                                               ------------
                    Total Utilities                                            $136,216,662
                                                                               ------------
                    TOTAL COMMON STOCKS
                    (Cost $529,182,119)                                        $732,689,278
                                                                               ------------

Principal
Amount
                    TEMPORARY CASH INVESTMENT - 0.5%
                    Repurchase Agreement - 0.5%
$4,000,000          Credit Suisse First Boston Inc., 1.83% dated 5/1/02,
                    repurchase price of $4,000,000 plus accrued interest on
                    5/1/02 collateralized by $3,584,000 U.S. Treasury
                    Bond, 7.875%, 11/15/04                                     $  4,000,000
                                                                               ------------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $4,000,000)                                          $  4,000,000
                                                                               ------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $577,566,419)(a) (b)                                 $781,252,753
                                                                               ============

    + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(144A)  Security is exempt from registration under Rule 144A of the Securities
        Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
        April 30, 2002, the value of these securities amounted to $4,722,400 or 0.60% of total net assets

   (a) At April 30, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $574,073,542 was as follows:

        Aggregate gross unrealized gain for all investments in which there is
        an excess of value over tax cost                                       $227,374,601

        Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value
                                                                                (20,195,390)
                                                                               ------------
        Net unrealized gain                                                    $207,179,211
                                                                               ============

   (b) As of October 31,2001, the Fund had a capital loss carryforward of $1,369,076 which will expire in 2009 if not utilized.

        Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2002 aggregated $43,506,036 and $21,026,910, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
BALANCE SHEET 4/30/02 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash investment
        of $4,000,000) (cost $577,566,419)                                   $781,252,753
   Cash                                                                            48,506
   Receivables -
        Fund shares sold                                                        1,424,798
        Dividends, interest and foreign taxes withheld                          1,909,246
        Collateral for securities loaned, at fair value                         2,325,000
   Other                                                                           13,238
                                                                             ------------
          Total assets                                                       $786,973,541
                                                                             ------------
LIABILITIES:
   Payables -
        Fund shares repurchased                                              $    835,501
        Upon return of securities loaned                                        2,325,000
   Due to affiliates                                                            1,112,829
   Accrued expenses                                                               131,203
                                                                             ------------
          Total liabilities                                                  $  4,404,533
                                                                             ------------

NET ASSETS:
   Paid-in capital                                                           $576,967,212
   Accumulated undistributed net investment income                              4,358,988
   Accumulated net realized loss on investments                                (2,443,526)
   Net unrealized gain on investments                                         203,686,334
                                                                             ------------
          Total net assets                                                   $782,569,008
                                                                             ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $493,303,228/19,256,283 shares)                         $      25.62
                                                                             ============
   Class B (based on $237,403,883/9,323,861 shares)                          $      25.46
                                                                             ============
   Class C (based on $48,478,324/1,908,978 shares)                           $      25.39
                                                                             ============
   Class Y (based on $3,383,573/131,856 shares)                              $      25.66
                                                                             ============

MAXIMUM OFFERING PRICE:
   Class A                                                                   $      27.18
                                                                             ============
   Class C                                                                   $      25.65
                                                                             ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
-------------------------------------------------------------------------------
For the Six Months Ended 4/30/02

INVESTMENT INCOME:
   Dividends                                               $10,939,629
   Interest                                                    100,808
   Income on securities loaned, net                              9,525
                                                           -----------
      Total investment income                                            $11,049,962
                                                                         -----------
EXPENSES:
   Management fees                                          $2,310,257
   Transfer agent fees
      Class A                                                  433,906
      Class B                                                  265,228
      Class C                                                   60,146
      Class Y                                                      303
   Distribution fees
      Class A                                                  606,398
      Class B                                                1,196,414
      Class C                                                  213,669
   Administrative fees                                          15,213
   Custodian fees                                               31,693
   Registration fees                                            35,223
   Professional fees                                            22,494
   Printing                                                     34,297
   Fees and expenses of nonaffiliated trustees                  10,267
   Miscellaneous                                                16,283
                                                           -----------
      Total expenses                                                     $ 5,251,791
      Less fees paid indirectly                                              (36,569)
                                                                         -----------
      Net expenses                                                       $ 5,215,222
                                                                         -----------
         Net investment income                                           $ 5,834,740
                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                      $(1,074,450)
   Change in net unrealized gain on investments                           40,256,237
                                                                         -----------
      Net gain on investments                                            $39,181,787
                                                                         -----------
      Net increase in net assets resulting from operations               $45,016,527
                                                                         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the Six Months Ended 4/30/02 and the Year Ended 10/31/01

                                                                   Six Months
                                                                     Ended
                                                                    4/30/02          Year Ended
FROM OPERATIONS:                                                  (unaudited)         10/31/01
Net investment income                                             $   5,834,740    $  12,030,263
Net realized loss on investments                                     (1,074,450)      (4,201,341)
Change in net unrealized gain (loss) on investments                  40,256,237      (85,420,556)
                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations   $  45,016,527    $ (77,591,634)
                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
   Net investment income:
     Class A ($0.20 and $0.45 per share, respectively)            $  (3,816,323)   $  (8,525,871)
     Class B ($0.10 and $0.23 per share, respectively)                 (950,053)      (2,133,505)
     Class C ($0.10 and $0.21 per share, respectively)                 (172,104)        (261,955)
     Class Y ($0.26 and $0.52 per share, respectively)                  (30,150)         (55,125)
   Net realized gain:
     Class A ($0.00 and $2.29 per share, respectively)                       --      (41,510,546)
     Class A ($0.00 and $2.29 per share, respectively)                       --      (20,007,922)
     Class A ($0.00 and $2.29 per share, respectively)                       --       (2,474,533)
     Class A ($0.00 and $2.29 per share, respectively)                       --         (206,284)
   Tax return of capital:
     Class A ($0.00 and $0.03 per share, respectively)                       --         (594,948)
     Class A ($0.00 and $0.03 per share, respectively)                       --         (296,540)
     Class A ($0.00 and $0.03 per share, respectively)                       --          (48,560)
     Class A ($0.00 and $0.03 per share, respectively)                       --           (3,232)
                                                                  -------------    -------------
      Total distributions to shareowners                          $  (4,968,630)   $ (76,119,021)
                                                                  -------------    -------------
FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                               $  88,425,759    $ 163,190,456
   Reinvestment of distributions                                      4,469,170       70,705,366
   Cost of shares repurchased                                       (85,581,482)    (177,297,197)
                                                                  -------------    -------------
     Net increase in net assets resulting from
        fund share transactions                                   $   7,313,447    $  56,598,625
                                                                  -------------    -------------
     Net increase (decrease) in net assets                        $  47,361,344    $ (97,112,030)
NET ASSETS:
   Beginning of period                                              735,207,664      832,319,694
                                                                  -------------    -------------
   End of period (including accumulated undistributed net
     investment income of $4,358,988 and $3,492,878,
     respectively)                                                $ 782,569,008    $ 735,207,664
                                                                  =============    =============

                                   4/02 Shares    4/02 Amount
CLASS A                            (unaudited)    (unaudited)        '01 Shares      '01 Amount
Shares sold                         1,827,513    $  47,080,296        3,239,032    $  86,248,017
Reinvestment of distributions         135,663        3,506,263        1,782,172       47,740,449
Less shares repurchased            (1,847,282)     (47,389,182)      (4,138,571)    (110,521,159)
                                   ----------    -------------       ----------    -------------
     Net increase                     115,894    $   3,197,377          882,633    $  23,467,307
                                   ==========    =============       ==========    =============
CLASS B
Shares sold                           981,104    $  25,060,757        2,080,055    $  54,997,757
Reinvestment of distributions          32,041          823,764          759,679       20,285,782
Less shares repurchased            (1,229,432)     (31,386,550)      (2,083,502)     (54,948,205)
                                   ----------    -------------       ----------    -------------
     Net increase (decrease)         (216,287)   $  (5,502,029)         756,232    $  20,335,334
                                   ==========    =============       ==========    =============
CLASS C
Shares sold                           602,896    $  15,398,683          780,134    $  20,542,102
Reinvestment of distributions           4,657          119,463           91,231        2,432,595
Less shares repurchased              (260,825)      (6,618,635)        (402,249)     (10,550,726)
                                   ----------    -------------       ----------    -------------
     Net increase                     346,728    $   8,899,511          469,116    $  12,423,971
                                   ==========    =============       ==========    =============
CLASS Y
Shares sold                            34,383    $     886,023           51,930    $   1,402,580
Reinvestment of distributions             760           19,680            9,200          246,540
Less shares repurchased                (7,270)        (187,115)         (47,349)      (1,277,107)
                                   ----------    -------------       ----------    -------------
     Net increase                      27,873    $     718,588           13,781    $     372,013
                                   ==========    =============       ==========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/02
-------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            4/30/02    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)   10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
CLASS A
Net asset value, beginning of period                       $  24.28     $  29.55    $  29.97    $  28.10    $  24.78    $  20.37
                                                           --------     --------    --------    --------    --------    --------
Net increase (decrease) from investment operations:
   Net investment income                                   $   0.23     $   0.47    $   0.58    $   0.48    $   0.49    $   0.50
   Net realized and unrealized gain (loss) on investments      1.31        (2.97)       1.28        2.62        4.04        5.36
                                                           --------     --------    --------    --------    --------    --------
       Net increase (decrease) from investment operations  $   1.54     $  (2.50)   $   1.86    $   3.10    $   4.53    $   5.86
Distributions to shareowners:
   Net investment income                                      (0.20)       (0.45)      (0.52)      (0.47)      (0.48)      (0.50)
   Net realized gain                                              -        (2.29)      (1.76)      (0.76)      (0.73)      (0.95)
   Tax return of capital                                          -        (0.03)          -           -           -           -
                                                           --------     --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                 $   1.34     $  (5.27)   $  (0.42)   $   1.87    $   3.32    $   4.41
                                                           --------     --------    --------    --------    --------    --------
Net asset value, end of period                             $  25.62     $  24.28    $  29.55    $  29.97    $  28.10    $  24.78
                                                           ========     ========    ========    ========    ========    ========

Total return*                                                  6.34%       (9.21)%      6.90%      11.26%      18.69%      30.40%
Ratio of net expenses to average net assets[dagger]            1.07%**      1.08%       1.11%       1.09%       1.05%       1.11%
Ratio of net investment income to average net assets[dagger]   1.80%**      1.77%       1.95%       1.62%       1.82%       2.22%
Portfolio turnover rate                                           6%**        15%         14%         23%         12%         18%
Net assets, end of period (in thousands)                   $493,303     $464,792    $539,602    $661,598    $584,389    $452,300
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                1.06%**      1.06%       1.08%       1.07%       1.04%       1.10%
   Net investment income                                       1.81%**      1.79%       1.98%       1.64%       1.83%       2.23%

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized
  [dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/02
-------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            4/20/02    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)   10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
CLASS B
Net asset value, beginning of period                       $  24.14     $  29.37    $  29.78    $  27.91    $  24.63    $  20.26
                                                           --------     --------    --------    --------    --------    --------
Net increase (decrease) from investment operations:
   Net investment income                                   $   0.13     $   0.25    $   0.35    $   0.25    $   0.29    $   0.33
   Net realized and unrealized gain (loss) on investments      1.29        (2.93)       1.28        2.61        4.01        5.32
                                                           --------     --------    --------    --------    --------    --------
       Net increase (decrease) from investment operations  $   1.42     $  (2.68)   $   1.63    $   2.86    $   4.30    $   5.65
Distributions to shareowners:
   Net investment income                                      (0.10)       (0.23)      (0.28)      (0.23)      (0.29)      (0.33)
   Net realized gain                                              -        (2.29)      (1.76)      (0.76)      (0.73)      (0.95)
   Tax return of capital                                          -        (0.03)          -           -           -           -
                                                           --------     --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                 $   1.32     $  (5.23)   $  (0.41)   $   1.87    $   3.28    $   4.37
                                                           --------     --------    --------    --------    --------    --------
Net asset value, end of period                             $  25.46     $  24.14    $  29.37    $  29.78    $  27.91    $  24.63
                                                           ========     ========    ========    ========    ========    ========
Total return*                                                  5.88%       (9.90)%      6.04%      10.43%      17.83%      29.35%
Ratio of net expenses to average net assets[dagger]            1.85%**      1.87%       1.91%       1.87%       1.82%       1.88%
Ratio of net investment income to average net assets[dagger]   1.02%**      0.98%       1.15%       0.84%       1.05%       1.45%
Portfolio turnover rate                                           6%**        15%         14%         23%         12%         18%
Net assets, end of period (in thousands)                   $237,403     $230,268    $257,999    $328,360    $281,469    $201,360
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                1.85%**      1.85%       1.89%       1.85%       1.81%       1.87%
   Net investment income                                       1.02%**      1.00%       1.17%       0.86%       1.06%       1.46%

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized
  [dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/02
-------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            4/30/02    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)   10/31/01    10/31/00    10/31/99    10/31/98    10/31/97

CLASS C
Net asset value, beginning of period                       $ 24.08     $ 29.32      $ 29.75     $ 27.88     $ 24.61     $ 20.25
                                                           -------     -------      -------     -------     -------     -------
Net increase (decrease) from investment operations:
   Net investment income                                   $  0.12     $  0.21      $  0.30     $  0.22     $  0.27     $  0.32
   Net realized and unrealized gain (loss) on investments     1.29       (2.92)        1.30        2.62        4.02        5.32
                                                           -------     -------      -------     -------     -------     -------
       Net increase (decrease) from investment operations  $  1.41     $ (2.71)     $  1.60     $  2.84     $  4.29     $  5.64
Distributions to shareowners:
   Net investment income                                     (0.10)      (0.21)       (0.27)      (0.21)      (0.29)      (0.33)
   Net realized gain                                             -       (2.29)       (1.76)      (0.76)      (0.73)      (0.95)
   Tax return of capital                                         -       (0.03)           -           -           -           -
                                                           -------     -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                 $  1.31     $ (5.24)     $ (0.43)    $  1.87     $  3.27     $  4.36
                                                           -------     -------      -------     -------     -------     -------
Net asset value, end of period                             $ 25.39     $ 24.08      $ 29.32     $ 29.75     $ 27.88     $ 24.61
                                                           =======     =======      =======     =======     =======     =======
Total return*                                                 5.86%     (10.02)%       5.94%      10.35%      17.80%      29.32%
Ratio of net expenses to average net assets[dagger]           1.91%**     1.98%        2.02%       1.97%       1.89%       1.93%
Ratio of net investment income to average net assets[dagger]  0.95%**     0.84%        1.05%       0.74%       0.97%       1.35%
Portfolio turnover rate                                          6%**       15%          14%         23%         12%         18%
Net assets, end of period (in thousands)                   $48,478     $37,618      $32,050     $41,320     $25,941     $12,324
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               1.91%**     1.96%        1.98%       1.94%       1.87%       1.91%
   Net investment income                                      0.95%**     0.86%        1.09%       0.77%       0.99%       1.37%

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized
  [dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/02
-------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            4/30/02    Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)   10/31/01    10/31/00    10/31/99    10/31/98
CLASS Y
Net asset value, beginning of period                       $24.33       $29.59      $30.00      $28.13      $28.72
                                                           ------       ------      ------      ------      ------
Increase (decrease) from investment operations:
   Net investment income                                   $ 0.25       $ 0.56      $ 0.70      $ 0.59      $ 0.18
   Net realized and unrealized gain (loss) on investments    1.34        (2.96)       1.27        2.62       (0.64)
                                                           ------       ------      ------      ------      ------
       Net increase (decrease) from investment operations  $ 1.59       $(2.42)     $ 1.97      $ 3.21      $(0.46)
Distributions to shareowners:
   Net investment income
                                                            (0.26)       (0.52)      (0.62)      (0.58)      (0.13)
   Net realized gain                                         -           (2.29)      (1.76)      (0.76)          -
   Tax return of capital                                     -           (0.03)          -           -           -

                                                           ------       ------      ------      ------      ------
Net increase (decrease) in net asset value                 $ 1.33       $(5.26)     $(0.41)     $ 1.87      $(0.59)
                                                           ------       ------      ------      ------      ------
Net asset value, end of period                             $25.66       $24.33      $29.59      $30.00      $28.13
                                                           ======       ======      ======      ======      ======
Total return*                                                6.53%       (8.89)%      7.33%      11.67%      (1.59)%
Ratio of net expenses to average net assets[dagger]          0.66%**      0.66%       0.70%       0.70%       0.74%**
Ratio of net investment income to average net assets[dagger] 2.19%**      2.17%       2.37%       2.01%       2.07%**
Portfolio turnover rate                                         6%**        15%         14%         23%         12%
Net assets, end of period (in thousands)                   $3,383       $2,530      $2,669      $3,517      $2,888
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                              0.66%**      0.64%       0.68%       0.69%       0.74%**
   Net investment income                                     2.19%**      2.19%       2.39%       2.02%       2.07%**

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
       **  Annualized
  [dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareowners, respectively. There is no distribution plan for Class Y.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited) (continued)
-------------------------------------------------------------------------------

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $78,442 in underwriting commissions on the sale of Fund shares during the six months ended April 30, 2002.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

E. Security Lending

   The Fund loans securities in its portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and

Pioneer Equity Income Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

   gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of April 30, 2002, the Fund loaned securities having a fair value of approximately $2,278,500 and received collateral of $2,325,000 for the loan.

F. Repurchase Agreement

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2002, $460,779 was payable to PIM related to management fees, administrative fees and certain others services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $265,434 in transfer agent fees payable to PIMSS at April 30, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares.

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited) (continued)
-------------------------------------------------------------------------------

The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $386,616 in distribution fees payable to PFD at April 30, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2002, CDSCs in the amount of $163,890 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2002, the Fund's expenses were reduced by $36,569 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2002, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 2002:

-------------------------------------------------------------------------------
                                                      Dividend
Affiliates             Purchases           Sales       Income          Value
-------------------------------------------------------------------------------
The Gorman-Rupp Co.       $ -               $ -       $161,906      $13,559,648
-------------------------------------------------------------------------------

Pioneer Equity Income Fund
-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

-------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our Internet e-mail address                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.
60 State Street                                                   11860-00-0602
Boston, Massachusetts 02109                     Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                (C)2002 Underwriter of Pioneer mutual funds
                             [LOGO OF RECYCLED PAPER] Printed on Recycled Paper